Exhibit 99.1


                                  Certification


                    Pursuant to Section 906 of the Sarbanes-
                   Oxley Act of 2002 (Subsections (a) and (b)
                    of Section 1350, Chapter 63 of Title 18,
                               United States Code)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of BNP U.S. Funding L.L.C., a Delaware limited liability company (the "Company"), does here certify, to the best of such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:   March 31, 2003                         By  /s/ Olivier Meisel
                                                   ------------------------
                                                      Olivier Meisel
                                                      President and Director